1 Q3 2023 Earnings

2 Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, are forward-looking statements. When used herein, the words "aims", "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," "outlook," "guidance" the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by events or circumstances after the date of this presentation. Hyzon cautions you that forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including, but not limited to, the following: our ability to commercialize our products and strategic plans, including our ability to establish facilities to produce our fuel cells, assemble our vehicles or secure hydrogen supply in appropriate volumes, at competitive costs or with competitive emissions profiles; our ability to effectively compete in the heavy-duty transportation sector, and withstand intense competition and competitive pressures from other companies worldwide in the industries in which we operate; our ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective resources of our counterparties) and the ability of our counterparties to make payments on orders; our ability to invest in hydrogen production, distribution, and refueling operations to supply our customers with hydrogen at competitive costs to operate their fuel cell electric vehicles; disruptions to the global supply chain, including as a result of geopolitical events, and shortages of raw materials, and the related impacts on our third party suppliers and assemblers; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; our ability to raise financing in the future; our ability to retain or recruit, or changes required in, our officers, key employees or directors; our ability to protect, defend, or enforce our intellectual property on which we depend; and the impacts of legal proceedings, regulatory disputes, and governmental inquiries Additional information on potential factors that could affect the financial results of Hyzon and its forward-looking statements is included in the "Risk Factors" section of Hyzon's Annual Report on Form 10-K for the year ended December 31, 2022, Hyzon's Quarterly Report on Form 10-Q for the quarter ended September, 30, 2023 and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations as may be described herein

3 Hyzon’s Technology-Led Value Proposition is Strengthening 5 4 3 2 1 Significant technology option value in several fuel cell advantaged future market applications Fuel cell technology leadership with capital-light, U.S. manufacturing nearing Start of Production Asset-light business model with cash-positive contribution margin fuel cell trucks expected this year Accelerating hydrogen fuel cell truck market powered by customer and government tailwinds A proven and driven leadership team that continues to strengthen

Q3 2023: Business Highlights

01

Commercial Pipeline Conversion + Deliveries Advancing

- Delivered first FCEV truck sale in North America to drayage fleet customer to be deployed at the Port of Long Beach, CA
- Continued to expand North American trial program with 10 customer trials year-to-date
- Deployed first hydrogen waste collection truck in commercial trial with Remondis in Australia in October
- Revised commercial agreement with TR Group, for up to 20 FCEVs upfit with Hyzon's 200kW fuel cell system
- Successfully completed first customer demo of liquid hydrogen FCEV with Performance Food Group in North America in August

02

Government Subsidies Strengthening Beyond California

- Department of Energy announced $7 Bn to launch seven Regional Clean hydrogen Hubs; Hyzon supported several winning hubs
- Inflation Reduction Act Zero Emission Port Equipment fund ($2.6 Bn) anticipating December 2024 grant awards
- Nearly $400 million available in California's CARB HVIP Zero Emission Truck subsidy pool

03

IP Portfolio and Markets Expanding

- Amendment expands addressable end markets:
  - Newly added rights to stationary power in North America
  - Pathway for efficient development of 300kW single stack fuel cell system (option)
- Total IP count expanded to 158 (applied + granted), including 80 (applied + granted) by Hyzon since 2021

04

Strengthened Board & Leadership

- Appointed Matthew Foulston, accomplished finance executive, to Hyzon Board of Directors, effective July 12, 2023
- Named Erik Anderson as Chairman of the Board of Directors and Andrea Farace named as Vice Chairman of the Board of Directors, effective August 24, 2023
- Appointed Stephen Weiland, a veteran in leading financial teams at Caterpillar and early-stage technology-led companies, as Chief Financial Officer, effective November 1, 2023

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4

Government Subsidy Tailwinds Creating Strong Market Scaling Support

Three major U.S. subsidy programs with potential to support thousands of fuel cell trucks by 2030



Pacific Northwest Hydrogen Hub
Heartland Hydrogen Hub
Midwest Hydrogen Hub
California Hydrogen Hub
Appalachian Hydrogen Hub
Mid-Atlantic Hydrogen Hub
Gulf Coast Hydrogen Hub
Major Ports
DOE Hydrogen Hubs Award Recipients

California (CARB) HVIP

- Nearly $400M available today
- Up to $288k subsidy per truck
- Hyzon large fleet + Port focus today

Inflation Reduction Act (IRA) ZE Port Equipment

- $2.6 Bn to include drayage trucks
- Coastal + inland ports eligible
- Dec. 2024: Grant awards expected

US DoE Hydrogen Hub Program

- $7 Bn awarded to 7 hydrogen hubs
- Hyzon supported several awardees
- FC Trucks + Infrastructure in several

Source: California Air Resources Board, New York State Truck Voucher Incentive Program, Rocky Mountain Institute, U.S. EPA, U.S. Senate Energy and Natural Resources Committee, U.S. Senate Initiatives, press releases.

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Hyzon's Expanding IP Portfolio Foundational to 200kW Single Stack Fuel Cell System's Economic Advantages

Standard industry approach combines two ~110kW fuel cell systems to reach 200kW power output

158 total patents[1]

Hyzon has applied for 80 patents since 2021, with 10 granted

Patented areas include MEA, bipolar plates, unit cell, FC stack, hydrogen storage and fuel cell system


Fuel Cell St

Hyzon's single stack 200 kW FCS shows significant benefits vs. traditional approach of two ~110 kW fuel cells

-30%

Lower volume

-25%

Lower total FCS cost in truck BOM (200 kW vs. 2x~110 kW)

-30%

Less total FCS weight vs. 2 systems

+20%

Improved miles per kg H2 vs. 120 kW FC truck[2]

1. Includes patents awarded and patents pending.
2. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS.

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6

7 Bolingbrook, IL facility on track for 2024 Start of Production (SoP) Membrane Electrode Assembly (MEA) production line commissioned and in production 200kW fuel cell system SoP <$5M capex remaining and projected 700+ FCS initial annual capacity1 Capital-Efficient, U.S. Fuel Cell Manufacturing 1. Assumes three shifts.

Cash Positive Contribution Margin at Truck Level In 2023 8 Drivers of Hyzon’s positive cash margin Class 8 large fleet fuel cell trucks in the U.S. Illustrative breakdown of expected U.S. Class 8 large fleet 200kW FC truck economics at low volume Base vehicle cost carried by large fleet customer in U.S. (working capital reduction) Low-Cost, asset-light 3rd party assembly less than 10% of direct truck-level cost structure Single 200kW fuel cell system w/ in-house US-based manufacturing Cost-efficient powertrain design (e.g., 350 bar tanks vs. 700 bar tanks) 1 2 3 4Class 8 200kW FC Truck Cash Contribution Margin Direct Production Costs Fuel Cell Cab/Chassis Third Party Truck Assembly Fee Powertrain/Aux/Other Direct Production Cost Breakdown Estimates

Significant Global Market Opportunity in HD Trucking Alone, with Multiple Layers of Upside Optionality



Core Focus Today:
Heavy Duty Trucking[1]
3 core platforms in
3 core regions (US, EU and ANZ)
Hydrogen Fuel Supply (*via partner project investment rights*)

Option Value End-Markets & Example Entry FC Applications

Medium Duty[2]	*Class 6 Regional Delivery; Vocational Trucks*
Rail/Off-road and other HD[3]	*Construction & Mining Equipment w/ 200kW FCS*
Airport/Port & Other Ecosystems[4]	*Ground Support Equipment (e.g. aircraft tug)*
Remote & Off-Grid Power[5]	*500kW to 1 MW+ power*



Scale = $100Bn

1. Statista HD Truck Projections (2019). 2030 and 2050 TAM based on extrapolation of 2019 – 2026 CAGR of 2.57%.
2. Mordor Intelligence MD and HD Commercial Vehicles Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2018 – 2028 CAGR of 8%.
3. Heavy Duty Mobility Applications consists of Locomotive, Agricultural Machinery, Construction Machinery, ATV markets.
4. Airport: The Business Research Company Commercial Aircraft Market Research Report (2023). 2030 and 2050 TAM based on extrapolation of 2023 – 2027 CAGR of 7.9%. Port: Skyquest Tech Consulting Marine Vessel Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2028 CAGR of 1.61%.
5. Markets and Markets Hybrid Power Solutions Market Research Report (2015). 2030 and 2050 TAM based on extrapolation of 2016 – 2021 CAGR of 8.13%.

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Truck Commercial Agreements Expanding Global commercial progress summary and example commercial agreements in place Commercial Updates U.S. Commercial Agreements EU Commercial Agreements ANZ Commercial Agreements • Continued to expand North American trial program with 10 customer trials year-to- date • Revised commercial agreement with TR Group for up to 20 200kW vehicles • Fourteen vehicles deployed under commercial agreements year-to-date • Raising low end of 2023 vehicle deployment guidance to 15-20 units from 10-20 units Note: Company logos are trademarked images of the respective firms.

2023-2024 Milestone Execution Is On Track

Priority milestones to achieve in 2023-2024

Organization | Fuel cell | Vehicle

Category	Timing	Priority Milestones (Subset)	Status
Organization	2H 2022	Restructure Hyzon Europe & China Ops	✓
Vehicle	2H 2022	Rigid Platform ISO Certification & Launch	✓
Vehicle	1H 2023	Europe Cabover Gen 1 4x2 Customer Launch with Anchor Customers	✓
Fuel cell	1H 2023	First 9 200kW B-sample fuel cell systems produced and tested	✓
Vehicle	1H 2023	First U.S. customer order contracted	✓
Vehicle	1H 2023	First 200kW FCEV truck in testing	✓
Fuel cell	2H 2023	Deliver first commercial Class 8 Hyzon FCEV to U.S. customer	✓
Vehicle	2H 2023	200kW fuel cell C-sample declaration	
Fuel cell	2H 2023	25 200kW fuel cell prototypes produced / validated	
Vehicle	1H 2024	200kW FCEV Truck Commercial Launch	
Fuel cell	2H 2024	200kW production facility SOP declared	

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Q3 2023 – Continued Execution and Financial Discipline

Key Financial Highlights

- 2H23 and 2024 cash burn guidance unchanged
- Lowest quarterly cash burn over the last eight quarters, including third consecutive quarter of declining cash burn, with continued impact from:
  - Financial discipline and prioritization
  - Reducing legal, consulting and accounting fees
  - Managing headcount
- Monthly cash burn in October 2023 fell below $10 million
- Loss per share improved to $(0.18) in Q3 2023 from $(0.25) in Q2 2023

Financial Summary and Guidance

Q3 2023 Financial Highlights In $MM, except per share amounts	
Loss from Operations	$(40.1)
Net Loss Attributable to Hyzon	$(44.1)
Loss Per Share (Basic & Diluted)	$(0.18)
Cash & Equivalents + ST Investments (9/30/23)	$137.8
Cash & Equivalents + ST Investments (10/31/23)[1]	$129
Guidance Unchanged In $MM	
2H 2023 Cash Burn[2] Guidance	$65-$73
FY2024 Cash Burn[3] Guidance	$110-$120

1. Approximately as of October 31, 2023.
2. Includes impact of first payment of the SEC settlement.
3. Includes impact of second payment of the SEC settlement.

12

HYZON

2H 2023 & 2024 Guidance Unchanged 13 1. R&D expense is subject to availability and price volatility of hydrogen. 2. Includes $8.5 million payment as part of SEC settlement, which will be paid within 30 days of court approval. Court approval pending. 3. Includes $8.5 million second SEC payment. 2H 2023 Guidance FY 2023 Guidance in $ thousands Low High Low High SG&A 50,000 54,000 130,000 134,000 R&D1 23,000 27,000 45,000 49,000 Total 73,000 81,000 175,000 183,000 Cash Burn (65,000)2 (73,000)2 (148,000)2 (156,000)2 01 02 03 2H 2023 and FY 2024 Guidance Timing of $8.5 million first payment for SEC settlement will depend on pending court approval If first payment is made in 2024, 2H 2023 Cash burn could come below guidance, but it would impact 2024 cash burn Monthly cash burn in October fell below $10 million 2024 Cash Burn Guidance Unchanged at $110 - $1203 million 04

Q3 2023 GAAP Financial Summary 14 (in thousands, except per share and headcount amounts) Q4 2022 Q1 2023 Q2 2023 Q3 2023 Revenue 787 - - - Cost of revenue 13,094 838 2,410 3,286 Research and development 12,472 9,340 12,597 10,857 Selling, general, and administrative 38,153 30,857 49,098 21,044 Restructuring and asset impairment - - - 4,885 Loss from operations (62,932) (41,035) (64,105) (40,072) Net loss attributable to Hyzon (42,867) (30,248) (60,248) (44,054) EPS (Basic) (0.17) (0.12) (0.25) (0.18) EPS (Diluted) (0.17) (0.12) (0.25) (0.18) Unrestricted cash, cash equivalents, and short- term investments 255,329 209,015 172,415 137,807 Cash burn (54,921) (46,314) (36,600) (34,608) Total headcount (rounded) 330 330 380 370 Weighted average common shares Basic 248,040 244,541 244,628 244,885 Diluted 248,040 244,541 244,628 244,885 Three consecutive quarters of declining cash burn

Q3 2023 EBITDA and Adjusted EBITDA 15 The following table reconciles net income (loss) to EBITDA and adjusted EBITDA (In thousands) Q4 2022 Q1 2023 Q2 2023 Q3 2023 Net income (loss) $(48,833) $(30,258) $(60,255) $(44,055) Interest income, net (107) (135) (304) (419) Depreciation and amortization 1,259 1,082 1,111 967 EBITDA $(47,681) $(29,311) $(59,448) $(43,507) Adjusted for: Change in fair value of private placement warrant liability (721) (641) (160) 240 Change in fair value of earnout liability (5,463) (6,420) (916) 1,307 Stock-based compensation 1,217 1,359 1,628 2,156 Executive transition charges 85 - - - Regulatory and legal matters 16,454 7,742 25,894 2,576 Acquisition-related expenses (40) - - - Restructuring and asset impairment - - - 4,885 Adjusted EBITDA $(36,149) $(27,271) $(33,002) $(32,342)